UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 14, 2016

NUGENE INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

_____________________________________________

NEVADA	001-37940	46-3999052
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

17912 Cowan

Irvine, California 92614

(Address of Principal Executive Offices)

(949) 430-7737

(Registrant’s telephone number including area code)

Not Applicable

(Former name or former address, if changed since last report)

____________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 Changes in Registrant’s Certifying Accountant.

(a)	Dismissal of Independent Registered Public Accounting Firm.

On 14 November 2016,  NuGene International, Inc., a Nevada corporation (the “Company”) dismissed Dov Weinstein & Co C.P.A. (ISR) (“Dov Weinstein”) as its independent registered public accounting firm. It is further noted that:

(i)       Dov Weinstein issued audited consolidated financial statements for the Company as of December 31, 2015, 2014, and 2013, and the results of its operations and its cash flows for each of the years then ended (the “Financial Statements”).

(ii)       The Financial Statements for the period ended December 31, 2015 were prepared assuming that the Company would continue as a going concern. Dov Weinstein noted that the Company had not established sufficient revenues to cover its operating costs and had suffered from continued losses from operations. As of December 31, 2015, the Company had a working capital deficit and did not have the sufficient cash resources available to meet its planned business objectives. These and other factors raised substantial doubt about the Company’s ability to continue as a going concern. The plan of the Company’s regarding these matters was also described in the notes to the Financial Statements for the period ended December 31, 2015. The Financial Statements for the period ended December 31, 2015 did not include any adjustments that might result from the outcome of this uncertainty.

(iii)       The Company’s Board of Directors recommended and approved the change in its independent registered public accounting firm.

(iv)       During the fiscal years ended December 31, 2015, 2014, and 2013, and through 14 November 2016, there were no “disagreements” (as such term is defined in Item 304 of Regulation S-K) with Dov Weinstein on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of Dov Weinstein would have caused them to make reference thereto in their reports on the financial statements for such periods. In addition, during that time there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

(v)       On 14 November 2016 the Company provided Dov Weinstein with its disclosures in the Current Report on Form 8-K disclosing the dismissal of Dov Weinstein and requested in writing that Dov Weinstein furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures.

(a)	Engagement of New Independent Registered Public Accounting Firm.

On 14 November 2016 the Company’s Board of Directors approved the engagement of Burr Pilger Mayer (“BPM”) as its independent registered public accounting firm for interim period ended 30 September 2016 and for the Company’s fiscal year ended 31 December 2016. During the fiscal years ended December 31, 2014 and December 31, 2015 and the subsequent interim period through 14 November 2016, the date of engagement of BPM, the Company did not consult with BPM regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or, (ii) any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 18, 2016                                      NUGENE INTERNATIONAL, INC.

By: /s/ Steven R. Carlson

Steven R. Carlson,

Chief Executive Officer/President